UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2017

ALJ Regional Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37689	13-4082185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Madison Avenue, PMB #358 New York, NY		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 883-0083

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On August 14, 2017, ALJ Regional Holdings, Inc. (the “Company”) announced that it appointed Brian Hartman, age 46, to serve as Chief Financial Officer of the Company (including as its Principal Financial Officer), effective August 8, 2017.  T. Robert Christ, the Company’s previous Chief Financial Officer will continue to serve with the Company as the Chief Financial Officer of the Company’s subsidiary, Carpets N’ More.

Previously, Mr. Hartman was the Senior Vice President, Chief Financial Officer of Arcade Beauty, a manufacturer of sampling solutions for the beauty, fragrance and skincare segments, having served in such role since March 2012.  From April 2005 to March 2012, Mr. Hartman was the Vice President, Corporate Controller of Visant Corporation, a specialty printing and marketing services enterprise.  From January 1996 to April 2005, Mr. Hartman was the Controller for Metallurg Inc, a producer and distributor of specialty metals.  Prior to this, Mr. Hartman held various accounting and auditing positions at Witco Chemical Corp., a manufacturer of specialty chemicals and Deloitte & Touche, LLP.  Mr. Hartman is a certified public accountant and received a Bachelor of Business Administration degree in public accounting and a Master of Business Administration in financial management from Pace University.

There are no arrangements or understandings between Mr. Hartman and any other persons, pursuant to which he was appointed as CFO, no family relationships among Mr. Hartman and any of the Company’s directors or executive officers and Mr. Hartman has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment as CFO, Mr. Hartman entered into an Employment Agreement with the Company (the “Employment Agreement”). Pursuant to the Employment Agreement, dated August 8, 2017, Mr. Hartman will serve as the Company’s Chief Financial Officer for an initial term until August 8, 2018, subject to one-year renewals. The material terms of the Employment Agreement include an annual base salary of $300,000 and a one-time sign-on bonus of $75,000.  Mr. Hartman will also participate in the Company’s annual cash bonus plan, under which he will receive a cash bonus of $100,000 for the calendar year 2017, and have an individual bonus target of 50% of his annual base salary for subsequent calendar years based on his achievement of his performance goals set by the Compensation, Nominating and Corporate Governance Committee.  In addition, Mr. Hartman will be granted a one-time option of 150,000 shares of the Company, which will vest in three equal annual installments on each of the first three anniversaries of the grant date.

Mr. Hartman’s employment may be terminated by either party at any time. If Mr. Hartman’s employment is terminated by the Company without cause or by Mr. Hartman for good reason, Mr. Hartman is entitled to receive: (i) one year of base salary; (ii) continuation of group health plan benefits; (iii) full annual bonus for the year of termination if otherwise entitled to receive the bonus; and (iv) the annual bonus for the previous year if such bonus has been earned but not yet paid at time of termination.

Under the terms of the Employment Agreement, Mr. Hartman will be subject to certain confidentiality, non-solicitation, non-disparagement and restrictive covenants described in the Agreement.

The foregoing descriptions of the Employment Agreement are qualified in their entirety by the text of the Employment Agreement, a copy of which is attached as Exhibit 10.1 hereto.

Entry into First Amendment of Employment Agreement with Anna Van Buren

On August 14, 2017, the Company announced that its wholly owned subsidiary, Faneuil, Inc. (“Faneuil”) had entered into the First Amendment to Employment Agreement (the “Amendment”) with Anna Van Buren, President and Chief Executive Officer of Faneuil. Pursuant to the Amendment, dated August 11, 2017, Ms. Van Buren’s term was extended from December 31, 2018 to December 31, 2021. Additional material terms changed by the Amendment include: (i) the thresholds for calculating Ms. Van Buren’s incentive bonus, which were increased to $6,250,000 for calendar year 2017 and $7,500,000 thereafter, subject to further adjustment by the Compensation,

Nominating and Corporate Governance Committee of the Company from time to time in its discretion (ii) Ms. Van Buren’s incentive bonus structure, which was changed to include a step down to 5% of pre-bonus EBITDA of Faneuil at $2,000,000 total compensation and (iii) Ms. Van Buren’s severance payment, which was changed to the lesser of one year base salary or pro-rated base salary for the remaining term. In addition, Ms. Van Buren will be granted a one-time option of 150,000 shares of the Company, which will vest in three equal installments on each of the first three anniversaries of the grant date.

The foregoing descriptions of the Amendment are qualified in their entirety by the text of the Amendment, a copy of which is attached as Exhibit 10.2 hereto.

Attached to this Form 8-K is a press release regarding Mr. Hartman’s appointment as Chief Financial Officer and the extension of Ms. Van Buren’s employment agreement.  The information in the press release attached hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement of the issuer, except as shall be expressly set forth by specific reference in such filing.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of ALJ Regional Holdings, Inc. (the “Company”) held on August 11, 2017, the following proposals were voted on by the Company's stockholders, as set forth below:

Proposal 1:    Election of Class II Directors.

	For	Withheld	Broker Non-Vote
Hal G. Byer	12,409,665	1,219,836	11,049,371
Rae G. Ravich	12,503,649	1,125,852	11,049,371
Margarita Paláu-Hernández	12,862,143	767,358	11,049,371

All of the foregoing candidates were elected as the Company’s Class II directors.

Proposal 2:    Ratification of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017.

For	Against	Abstain	Broker Non-Vote
24,673,994	584	4,294	0

The appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017 was approved.

ITEM 7.01    Regulation FD Disclosure

On August 14, 2017, the Company issued a press release announcing Brian Hartman’s appointment as Chief Financial Officer and Anna Van Buren’s extension of her Employment Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement of the issuer, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.    Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

10.1	Employment Agreement, dated August 8, 2017, by and between ALJ Regional Holdings, Inc. and Brian Hartman
10.2	First Amendment to Employment Agreement, dated August 11, 2017, by and between Faneuil, Inc. and Anna Van Buren
99.1	Press Release dated August 14, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALJ Regional Holdings, Inc.

August 14, 2017	By:	/s/ Brian Hartman
Brian Hartman
Chief Financial Officer